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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

                                August 1st, 1997
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                Date of Report (date of earliest event reported)

                                  CYMER, INC.
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             (Exact name of Registrant as specified in its charter)

         Nevada                         0-21321                 33-0175463
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(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)

                           16750 Via Del Campo Court
                          San Diego, California 92127
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (619) 487-2442

                                 Not Applicable
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        The information which is set forth in the Registrant's News Release dated August 1, 1997 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

                99.1    Text of Press Release dated August 1, 1997.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 1, 1997                  CYMER, INC.


                                       By: /s/  WILLIAM A. ANGUS, III
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                                                William A. Angus, III
                                                Vice President, Chief Financial
                                                Officer and Secretary
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                               INDEX TO EXHIBITS
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   EXHIBIT                              DESCRIPTION
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    99.1                  Text of Press Release dated August 1, 1997

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